Exhibit 10.1
EXECUTION COPY
October 26, 2010
Vishay Intertechnology, Inc.
63 Lincoln Highway
Malvern, Pennsylvania 19355-2120

Re:	Consent under Vishay Intertechnology, Inc. Fourth Amended and Restated Credit Agreement dated as of June 24, 2008, as amended to the date hereof, and as further amended from time to time (the “Credit Agreement”) by and among Vishay Intertechnology, Inc. (the “Company”), the Permitted Borrowers, the Lenders party thereto (the “Lenders”) and Comerica Bank, as Administrative Agent for the Lenders (the “Agent”).
Ladies and Gentlemen:
     Reference is hereby made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Consent shall have the meanings given them in the Credit Agreement.
     The Company and the Permitted Borrowers have requested that the Required Lenders consent to the incurrence of additional unsecured convertible Debt (the “New Additional Debt”) by the Company on the terms summarized in that certain Indicative Term Sheet attached hereto (the “Indicative Term Sheet”), such New Additional Debt not being otherwise permitted under Section 8.4 of the Credit Agreement. The Company also intends to repurchase up to $275,000,000 of its common shares (“Stock Repurchases”) and has requested that the Required Lenders consent to the Stock Repurchases, such Stock Repurchases not otherwise permitted under Section 8.1 of the Credit Agreement.
     The Company has designated (the “Designation”) the Indicative Term Sheet, this Consent and any other related information or materials furnished to the Lenders in connection with the New Additional Debt, the Stock Repurchases and this Consent as confidential and subject to the terms of Section 13.13 of the Credit Agreement.
     Based upon the Agent’s receipt of the approval of the Required Lenders, the Agent hereby confirms the Consent of the Required Lenders to the Company’s incurrence of the New Additional Debt and the making of the Stock Repurchases, subject to the following terms and conditions:

     1. The New Additional Debt shall be unsecured, but otherwise pari passu in right of payment to the Indebtedness on customary terms and conditions substantially consistent with the Indicative Term Sheet and otherwise reasonably acceptable to the Agent, as confirmed to the Company by the Agent, and shall be convertible into common stock of the Company on customary terms and conditions reasonably acceptable to the Agent, again as confirmed to the Company by the Agent.
     2. The New Additional Debt shall be issued by the Company on or before January 31, 2011, and both immediately before and immediately after the issuance of the New Additional Debt (after taking into account this Consent), no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.
     3. The New Additional Debt (i) shall be in an original principal amount not to exceed $275,000,000, (ii) and shall be non-amortizing and have a maturity date extending at least beyond December 31, 2017.
     4. The Company shall also be entitled to make cash Stock Repurchases under this Consent in an aggregate amount not to exceed the amount of the gross proceeds of the New Additional Debt received by the Company, such Stock Repurchases to be consummated on or before January 31, 2011.
     5. The Company undertakes (i) on the date of issuance of the New Additional Debt or as promptly as practicable thereafter, to provide Agent with copies of the principal documentation governing such New Additional Debt, (ii) on the date of issuance of the New Additional Debt, to provide Agent with evidence satisfactory to Agent of the issuance of the New Additional Debt and (iii) within 5 Business Days of the consummation of any Stock Repurchases under this Consent, to deliver to Agent evidence reasonably satisfactory to Agent (in form and detail) confirming such Stock Repurchases, and in the case of each of subclauses (ii) and (iii) hereof, certifying as to the non-existence, as of the applicable dates of such transactions, of any Default or Event of Default.
     The Company and the Permitted Borrowers hereby agree that, on the date of issuance of the Additional Debt, they will repay the Indebtedness, pursuant to the requirements of Section 4.9(c) and Section 2.19(a) of the Credit Agreement, as applicable, provided that any amounts repaid under Section 2.19 shall be available for reborrowing thereunder.
     This Consent shall be of no further force and effect if the New Additional Debt has not been issued on or before January 31, 2011, unless such date is extended by the Required Lenders.
     This Consent is limited to the specific matters described above and shall not be deemed to be a waiver or consent to any other matter, including without limitation any failure to comply with any provision of the Credit Agreement or any other Loan Document, or to apply to any other financial covenant or any other reporting period, or to amend or alter in any respect the term and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances), the Notes or any of the other Loan Documents except as

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specifically stated herein, or to constitute a waiver or release by the Lenders or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any other Loan Documents, except as specifically set forth above. Furthermore, this Consent shall not affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by the Company, the Permitted Borrowers or any Subsidiary with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or an Event of Default, and whether now in existence or subsequently arising.
     By signing and returning a counterpart of this letter to the Agent, the Company and the Permitted Borrowers acknowledge their acceptance of the terms of this letter. This Consent shall not become effective unless and until countersigned by the Company and the Permitted Borrowers and returned to the Agent on or before the close of business on November 15, 2010, accompanied by an officer’s certificate satisfactory to the Agent confirming the due authorization, execution and delivery of this Consent by the Company and the Permitted Borrowers.

Very truly yours, COMERICA BANK, as Agent
By:	/s/ Rick Hampson

Its:	S.V.P.

Acknowledged and Accepted
as of November 3, 2010:

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lior E. Yahalomi

Its:	Executive VP and Chief Financial Officer

PERMITTED BORROWERS:

SILICONIX INCORPORATED

By:	/s/ Lior E. Yahalomi

Its:	Vice President and Chief Financial Officer

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SILICONIX TECHNOLOGY C.V.

By:	/s/ Lior E. Yahalomi

Lior E. Yahalomi of Siliconix Semiconductor, Inc., a General Partner of Siliconix Technology, C.V.

Its:	Vice President and Chief Financial Officer

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AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

Comerica Bank
[Lender]

By:	/s/ Richard C. Hampson
Name: Richard C. Hampson

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

JPMORGAN CHASE BANK, N.A.

By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Vice President

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association)

By:	/s/ Robert G. McGill Jr.
	Name:	Robert G. McGill Jr.
	Title:	Director

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

BANK LEUMI USA
[Lender]

By:	/s/ Dr. Avram Keusch
	Name:	Dr. Avram Keusch Vice President

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

Bank of Tokyo-Mitsubishi UFJ Trust Company

By:	/s/ George Stoecklein
	Name:	George Stoecklein Vice President

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

HSBC Bank USA, National Association

By:	/s/ Susanna C. Satten
	Name:	Susanna C. Satten Assistant Vice President

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

Bank Hapoalim
[Lender]

By:	/s/ Lee Stenner
	Name:	Lee Stenner

By:	/s/ Ofer Vadot
	Name:	Ofer Vadot, VP

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

Intesa Sanpaolo S.p.A.

By:	/s/ Luca Sacchi
	Name:	Luca Sacchi
	Title:	VP

By:	/s/ Francesco DiMario
	Name:	Francesco DiMario
	Title:	FVP

AUTHORIZATION OF CONSENT
     The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached Consent dated October 26, 2010 and authorizes the Agent to issue the foregoing Consent to the Company. The undersigned Lender (for itself only), further acknowledges the Designation made by the Company on page 1 of this Consent.

TD Bank, N.A.
[Lender]

By:	/s/ Marla Willner
Name: Marla Willner